UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

DONNELLEY FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(800) 823-5304

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	DFIN	NYSE

Indicate by check mark whether the registrant is an emerging growth company defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 27, 2021, Donnelley Financial Solutions, Inc. (the “Company”) amended and restated its Credit Agreement dated as of September 30, 2016 (as in effect prior to such amendment and restatement, the “Credit Agreement,” and the Credit Agreement, as so amended and restated, the “Amended and Restated Credit Agreement”), by and among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent and collateral agent, to, among other things, provide for a $200 million delayed-draw term loan A facility (the “Delayed-Draw Term Loan A Facility”), extend the maturity of the $300 million revolving facility to May 27, 2026, and modify the financial maintenance and negative covenants in the Credit Agreement.

The proceeds of the Delayed-Draw Term Loan A Facility may only be used to redeem or repurchase the Company’s 8.250% Senior Notes due 2024 which become redeemable, in whole or in part, on or after October 15, 2021 at the redemption price of 102.063%, plus accrued and unpaid interest, if any. The commitments under the Delayed-Draw Term Loan A Facility will expire on November 1, 2021.

The principal amount of loans under the Delayed-Draw Term Loan A Facility will be due and payable in equal quarterly installments of 1.25% of the original principal amount of the loans during the first three years after funding of the loans, and 2.50% of the original principal amount of the loans thereafter. The entire unpaid principal amount of the loans will be due and payable in full on May 27, 2026.

The foregoing summary of the amendments to the Credit Agreement is qualified in its entirety by reference to the actual Amended and Restated Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Amended and Restated Credit Agreement dated as of May 27, 2021, by and among Donnelley Financial Solutions, Inc. the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: June 1, 2021	By:	/s/ David A. Gardella
David A. Gardella
Chief Financial Officer